UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3336

Strategic Partners Equity Fund, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Address of principal executive offices)

Marguerite E. H. Morrison

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7525

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT DECEMBER 31, 2003

STRATEGIC PARTNERS EQUITY FUND, INC.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to Strategic Partners mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

The frequent trading of shares in response to short-term fluctuations in the market is known as “market timing”. When market timing occurs in violation of a fund’s prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund’s performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Strategic Partners Equity Fund, Inc.

Strategic Partners Equity Fund, Inc.	1

Your Fund’s Performance

Fund Objective

The investment objective of the Strategic Partners Equity Fund, Inc. (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	31.45%	4.85%	123.72%	292.15%

Class B	30.39	0.95	107.57	1,204.52

Class C	30.41	0.96	N/A	104.34

Class Z	31.64	6.15	N/A	62.79

S&P 500 Index[3]	28.67	–2.81	185.51	***

Russell 1000 Index[4]	29.89	–0.66	183.89	****

Lipper Large-Cap Core Funds Avg.[5]	25.59	–7.52	136.08	*****

Average Annual Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	24.88%	–0.08%	7.83%	9.89%

Class B	25.39	0.05	7.58	12.50

Class C	28.11	–0.01	N/A	7.77

Class Z	31.64	1.20	N/A	6.42

S&P 500 Index[3]	28.67	–0.57	11.06	***

Russell 1000 Index[4]	29.89	–0.13	11.00	****

Lipper Large-Cap Core Funds Avg.[5]	25.59	–1.75	8.78	*****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96. 3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. 4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the

2	Visit our website at www.strategicpartners.com

Russell 3000 Index. 5The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P 500 Index. Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P 500 Index Closest Month-End to Inception cumulative total returns are 357.94% for Class A; 1,741.82% for Class B; 186.12% for Class C; and 96.34% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 11.55% for Class A, 14.33% for Class B, 11.81% for Class C, and 8.99% for Class Z. ****Russell 1000 Index Closest Month-End to Inception cumulative total returns are 367.56% for Class A; 1,688.05% for Class B; 186.77% for Class C; and 96.28% for Class Z. Russell 1000 Index Closest Month-End to Inception average annual total returns are 11.72% for Class A, 14.18% for Class B, 11.84% for Class C, and 8.99% for Class Z. *****Lipper Average Closest Month-End to Inception cumulative total returns are 290.13% for Class A; 1,202.11% for Class B; 139.07% for Class C; and 69.80% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 10.06% for Class A, 12.16% for Class B, 9.51% for Class C, and 6.81% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/03
Pfizer, Inc./Pharmaceuticals	3.1%

Microsoft Corp./Software	2.8

Intel Corp./Semiconductor Equipment & Products	2.7

Viacom, Inc./Media	2.0

Citigroup, Inc./Diversified Financial Services	2.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/03
Pharmaceuticals	9.7%

Oil & Gas	5.8

Semiconductors & Semiconductor Equipment	5.7

Media	5.3

Commercial Banks	4.7

Industry weightings are subject to change.

Strategic Partners Equity Fund, Inc.	3

Investment Advisers’ Report

The Strategic Partners Equity Fund, Inc. is comanaged by three subadvisors: 50% by Jennison Associates, 25% by GE Asset Management, and 25% by Salomon Brothers Asset Management. Jennison’s investment process is a bottom-up, research-intensive approach. GE’s research-enhanced strategy is a fusion of 13 industry portfolios managed by GE analysts. Salomon Brothers manages with a bottom-up investment strategy seeking to exploit shorter-term market inefficiencies and favorable long-term valuation and earnings trends. In 2003, the Fund was helped by the subadvisors’ stock selection, exposure to the overall direction of the market, and exposure to volatility. Sector allocation detracted from the Fund’s return.

Jennison Associates LLC

Our portion of the Fund’s portfolio outperformed the S&P 500 Index. The year began with investor attention focused on the looming conflict in the Middle East. Equity markets struggled under this cautious sentiment but turned up strongly as the surprisingly quick campaign in Iraq removed some uncertainties from investors’ minds. The portfolio had impressive gains in this environment, outperforming the S&P 500 Index by a sizable margin. Three secular trends had material impacts on the portfolio:

A New Bull Market in Commodities

The portfolio’s greatest source of relative outperformance against the S&P 500 Index came from stock selection in the materials sector. Our bottom-up analysis in this area pointed us toward the resource/extraction companies (as opposed to the processing companies), which we felt had the greater inherent leverage to benefit from rising prices.

Emerging Signs of New Technology Spending Cycle

Technology stocks, particularly the cyclically sensitive semiconductor stocks, were strong absolute and relative performers this year. The conclusion of major combat in Iraq alleviated some of the market’s bearish sentiments. Investors became more willing to discount semiconductor stocks’ potential for strong cyclical earnings growth. We were able to gain relative outperformance in this area through prudent selection and timely purchases during the earlier market downturn, when we felt market pessimism was excessive.

Constrained Energy Supply

Oil and natural gas prices defied consensus estimates in 2003, remaining at levels well above Wall Street analysts’ forecasts. Though many have adjusted their estimates upwards over the course of the year, we believe there continues to be a sizable gap between perception and reality, and many still underestimate the effect of the low inventory levels and declining hydrocarbon basins we are seeing from our ground-level research.

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Our strategy in this area has been to own those oil producers that are able to offset declining hydrocarbon basins by having access to new fields (and can thus more fully benefit from rising prices), and also owning the energy equipment and services stocks that should benefit from increased drilling activity. But despite the fundamental situation unfolding closely to our expectations (low inventory, healthy demand, high energy prices, increased drilling rig count), energy stocks as a group trailed the overall market in 2003. However, we believe the gap between perception and reality should narrow and our energy holdings should provide attractive returns going forward.

Looking Ahead

We believe the trends we outlined above remain in place and that we are well positioned to benefit from them. Besides these themes, we also see potential opportunities in areas that we feel have been relatively neglected by the market, such as large-cap pharmaceuticals, where improving fundamentals may not be fully reflected by stock prices. In addition, we are gradually adding to a number of traditionally value-oriented stocks, which have lagged the current rally but continue to generate strong free cash flow and attractive dividend yields.

Salomon Brothers Asset Management, Inc.

Our portion of the Fund’s portfolio outperformed the S&P 500 Index. We emphasized companies that we expected would benefit early in an economic recovery, such as retailers and heavy truck manufacturers, and companies that we believed would deliver above-average growth in earnings. Selection in the consumer cyclicals sector was generally strong, with retailers Best Buy (+116%), Home Depot (+48%), and Costco (+33%), as standout performers. Substantial positions in generic drug and biotechnology stocks and an underweight in large pharmaceutical companies enhanced healthcare return. Industrials and materials performances were led by positions in Alcoa (+67%) and Tyco International (+55%).

Stock selection in the technology and energy sectors hurt performance during the year. Among individual companies, declining share prices of Verizon (-9%), Kraft Foods (–17%), and Safeway (–6%) had the largest negative impact. Our energy stocks trailed the market because of the conservative nature of our holdings. The highest returns among energy-related stocks came from companies whose stocks rebounded from extremely steep prior declines, such as Dynegy and Calpine. While we will occasionally own small positions in very risky stocks such as these, our core strategy is to own larger-capitalization and higher-quality companies. We are very encouraged by the improvement in economic fundamentals during 2003. We enter 2004 with a cyclical portfolio, overweight in materials, industrials, and energy, and underweight in consumer staples and healthcare.

Strategic Partners Equity Fund, Inc.	5

GE Asset Management, Inc.

Our portion of the Fund’s portfolio underperformed the S&P 500 Index, primarily due to the performance of holdings in the technology and healthcare sectors. In 2003 the market strongly preferred the lesser-capitalization, lower-quality, higher P/E, and generally more speculative companies. We emphasized larger-capitalization companies with above-average quality rankings. As a result, holdings in most sectors experienced some negative impact, but it was greatest in technology and healthcare. Despite a number of positions in the technology sector with strong returns, including Analog Devices (+91%) and Cisco (+84%), the 43% return on our holdings in this sector was below the 46% return of the sector index. Some stocks we did not own made remarkable gains from very low share prices. In healthcare, we emphasized pharmaceuticals for much of the year. Although our stock selection in the industry was favorable, pharmaceutical stocks as a group rose just 9%, versus a 15% gain in the overall healthcare benchmark. In the healthcare equipment industry, we underweighted companies with higher-than-average valuations. Some of these nonetheless had substantial price gains in 2003, including Guidant (+96%) and St. Jude (+54%).

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Portfolio Of Investments

as of December 31, 2003

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.1%

COMMON STOCKS

Aerospace & Defense 2.1%

242,038	Boeing Co.	$10,199,482
5,788	General Dynamics Corp.	523,177
218,624	Honeywell International, Inc.	7,308,601
358,323	Lockheed Martin Corp.	18,417,802
13,712	Northrop Grumman Corp.	1,310,867
10,232	Raytheon Co.	307,369
52,583	United Technologies Corp.	4,983,291

		43,050,589

Air Freight & Couriers 0.2%

6,355	FedEx Corp.	428,963
44,022	United Parcel Service, Inc. (Class B)	3,281,840

		3,710,803

Airlines

4,647	Southwest Airlines Co.	75,003

Automobiles 0.6%

39,091	Ford Motor Co.	625,456
22,705	General Motors Corp.	1,212,447
210,456	Harley-Davidson, Inc.(b)	10,002,974

		11,840,877

Beverages 1.1%

55,405	Anheuser-Busch Companies, Inc.	2,918,735
96,033	Coca-Cola Co.	4,873,675
64,166	Pepsi Bottling Group, Inc.	1,551,534
269,792	PepsiCo, Inc.	12,577,703

		21,921,647

Biotechnology 2.5%

539,103	Amgen, Inc.(a)	33,316,565
14,592	Biogen Idec, Inc.(a)	536,694
12,340	Chiron Corp.(a)	703,257
186,200	Gilead Sciences, Inc.(a)	10,825,668
278,479	MedImmune, Inc.(a)	7,073,366

		52,455,550

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	7

Portfolio Of Investments

as of December 31, 2003 Cont’d

Shares	Description	Value (Note 1)

Building Products 0.2%

39,500	American Standard Cos., Inc.(a)	$3,977,650
14,768	Masco Corp.	404,791

		4,382,441

Capital Markets 2.2%

233,429	Goldman Sachs Group, Inc.(b)	23,046,445
383,271	Merrill Lynch & Co., Inc.	22,478,844

		45,525,289

Chemicals 0.4%

15,425	Air Products & Chemicals, Inc.	814,903
34,890	Dow Chemical Co.	1,450,377
39,949	E.I. du Pont de Nemours & Co.	1,833,259
11,876	Ecolab, Inc.	325,046
10,699	International Flavors & Fragrances, Inc.	373,609
133,900	Millennium Chemicals, Inc.	1,697,852
6,387	PPG Industries, Inc.	408,896
29,284	Praxair, Inc.	1,118,649
13,225	Rohm & Haas Co.	564,840

		8,587,431

Commercial Banks 4.7%

164,944	Bank of America Corp.	13,266,446
345,932	Bank of New York Co., Inc.	11,457,268
423,529	Bank One Corp.	19,308,687
72,100	Comerica, Inc.	4,041,926
93,036	Fifth Third Bancorp	5,498,428
197,653	FleetBoston Financial Corp.	8,627,553
7,342	Golden West Financial Corp.	757,621
72,915	Mellon Financial Corp.	2,341,301
7,832	PNC Financial Services Group	428,645
13,427	SunTrust Banks, Inc.	960,030
309,336	US Bancorp	9,212,026
129,676	Wachovia Corp.	6,041,605
23,106	Washington Mutual, Inc.	927,013
249,131	Wells Fargo & Co.	14,671,325

		97,539,874

Commercial Services & Supplies 0.8%

23,168	Automatic Data Processing, Inc.	917,684
88,514	Avery Dennison Corp.	4,958,554

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

58,428	Cendant Corp.(a)	$1,301,192
7,872	Certegy, Inc.	258,202
10,832	Cintas Corp.	543,008
23,598	Concord EFS, Inc.(a)	350,194
59,909	First Data Corp.	2,461,661
15,965	Fiserv, Inc.(a)	630,777
8,559	H&R Block, Inc.	473,912
10,863	Pitney Bowes, Inc.	441,255
125,408	Waste Management, Inc.	3,712,077

		16,048,516

Communications Equipment 2.6%

973,200	ADC Telecommunications, Inc.(a)	2,890,404
34,152	Advanced Fibre Communications, Inc.(a)	688,163
15,969	Avaya, Inc.(a)	206,639
1,566,295	Cisco Systems, Inc.(a)(b)	38,045,306
79,373	Corning, Inc.(a)	827,860
122,329	Lucent Technologies, Inc.(a)	347,414
484,460	Motorola, Inc.	6,816,352
187,700	Nokia Corp. ADR (Finland)(b)	3,190,900
28,628	QUALCOMM, Inc.	1,543,908

		54,556,946

Computers & Peripherals 3.3%

342,608	Dell, Inc.(a)	11,634,968
112,869	EMC Corp.(a)	1,458,267
1,074,754	Hewlett-Packard Co.	24,687,099
318,145	IBM Corp.	29,485,679
6,109	Lexmark International, Inc.(a)	480,412
141,455	Sun Microsystems, Inc.(a)	635,133

		68,381,558

Consumer Finance 1.6%

649,244	American Express Co.	31,313,038
43,612	SLM Corp.	1,643,300

		32,956,338

Containers & Packaging 1.1%

2,696	Bemis Co., Inc.	134,800
13,572	Pactiv Corp.(a)	324,371
155,700	Smurfit-Stone Container Corp.(a)	2,891,349
303,200	Temple-Inland, Inc.	19,001,544

		22,352,064

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	9

Portfolio Of Investments

as of December 31, 2003 Cont’d

Shares	Description	Value (Note 1)

Diversified Financial Services 3.7%

4,527	Bear Stearns Cos., Inc.	$361,934
24,772	Capital One Financial Corp.	1,518,276
853,318	Citigroup, Inc.(b)	41,420,056
8,422	Countrywide Financial Corp.	638,783
66,726	Fannie Mae	5,008,454
12,432	Federated Investors, Inc. (Class B)	365,003
93,814	Freddie Mac	5,471,232
245,035	JP Morgan Chase & Co.	9,000,136
250,151	MBNA Corp.	6,216,252
61,295	Morgan Stanley	3,547,142
56,356	State Street Corp.	2,935,020

		76,482,288

Diversified Telecommunication Services 0.5%

11,817	ALLTEL Corp.	550,436
82,613	BellSouth Corp.	2,337,948
137,926	SBC Communications, Inc.	3,595,731
122,902	Verizon Communications, Inc.	4,311,402

		10,795,517

Electric Utilities 2.2%

28,350	AES Corp.(a)	267,624
7,064	Ameren Corp.	324,944
9,378	American Electric Power Co., Inc.	286,123
10,118	Consolidated Edison, Inc.	435,175
18,910	Dominion Resources, Inc.	1,207,025
11,075	DTE Energy Co.	436,355
14,715	Entergy Corp.	840,668
180,131	Exelon Corp.	11,953,493
415,731	FirstEnergy Corp.	14,633,731
12,062	FPL Group, Inc.	789,096
7,126	Pinnacle West Capital Corp.	285,183
115,597	Progress Energy, Inc.	5,231,920
15,733	Public Service Enterprise Group, Inc.	689,105
41,770	Southern Co.	1,263,543
306,400	TXU Corp.	7,267,808

		45,911,793

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

Electrical Equipment 0.1%

13,203	Emerson Electric Co.	$854,894
17,377	Molex, Inc. (Class A)	510,189

		1,365,083

Electronic Equipment & Instruments 1.1%

635,290	Agilent Technologies, Inc.(a)	18,575,880
235,600	Flextronics International Ltd. (Singapore)(a)	3,496,304
17,569	Jabil Circuit, Inc.(a)	497,203
6,792	Sanmina-SCI Corp.(a)	85,647
15,884	Waters Corp.(a)	526,713

		23,181,747

Energy Equipment & Services 2.1%

464,500	BJ Services Co.(a)	16,675,550
155,500	ENSCO International, Inc.	4,224,935
149,100	GlobalSantaFe Corp.	3,702,153
40,597	Halliburton Co.	1,055,522
13,173	Nabors Industries Ltd. (Barbados)(a)	546,680
16,535	Noble Corp.(a)	591,622
188,438	Schlumberger Ltd.	10,311,327
189,200	Weatherford International Ltd.(a)	6,811,200

		43,918,989

Food & Staples Retailing 3.6%

480,079	Costco Wholesale Corp.(a)(b)	17,849,337
62,978	Kroger Co.(a)	1,165,723
340,093	Safeway, Inc.(a)	7,451,438
30,972	SYSCO Corp.	1,153,087
25,636	Walgreen Co.	932,638
613,974	Wal-Mart Stores, Inc.(b)(d)	32,571,321
191,900	Whole Foods Market, Inc.(a)(b)	12,882,247

		74,005,791

Food Products 0.3%

29,893	H.J. Heinz Co.	1,089,002
11,753	Hershey Foods Corp.	904,864
98,868	Kellogg Co.	3,764,893
18,201	Wm. Wrigley Jr. Co.	1,023,078

		6,781,837

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	11

Portfolio Of Investments

as of December 31, 2003 Cont’d

Shares	Description	Value (Note 1)

Gas Utilities 0.2%

14,160	KeySpan Corp.	$521,088
9,687	Kinder Morgan, Inc.	572,502
121,400	NiSource, Inc.	2,663,516

		3,757,106

Healthcare Equipment & Supplies 1.2%

49,359	Boston Scientific Corp.(a)	1,814,437
100,700	Guidant Corp.	6,062,140
323,098	Medtronic, Inc.	15,705,793
4,188	Smith & Nephew PLC ADR (United Kingdom)	175,561
16,967	Zimmer Holdings, Inc.(a)	1,194,477

		24,952,408

Healthcare Providers & Services 0.8%

41,473	Cardinal Health, Inc.	2,536,488
289,500	Caremark Rx, Inc.(a)(b)	7,333,035
35,476	HCA, Inc.	1,524,049
7,808	Quest Diagnostics, Inc.(a)	570,843
46,273	UnitedHealth Group, Inc.	2,692,163
9,319	WellPoint Health Networks, Inc.(a)	903,850

		15,560,428

Hotels Restaurants & Leisure 2.6%

261,500	Brinker International, Inc.(a)	8,671,340
29,127	Carnival Corp.	1,157,216
15,965	Darden Restaurants, Inc.	335,904
16,352	International Game Technology, Inc.	583,766
128,125	Marriott International, Inc. (Class A)	5,919,375
358,786	McDonald’s Corp.	8,908,656
86,900	MGM Mirage, Inc.(a)	3,268,309
248,200	Starbucks Corp.(a)(b)	8,205,492
405,400	Wendy’s International, Inc.	15,907,896

		52,957,954

Household Durables 0.3%

3,628	American Greetings Corp. (Class A)(a)	79,344
4,078	Black & Decker Corp.	201,127
136	Cavco Industries, Inc.(a)	3,264
2,582	Centex Corp.	277,952
7,058	Fortune Brands, Inc.	504,576

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

2,297	KB HOME	$166,579
9,006	Leggett & Platt, Inc.	194,800
3,654	Maytag Corp.	101,764
184,686	Newell Rubbermaid, Inc.	4,205,300
2,829	Pulte Homes, Inc.	264,851
2,771	Snap-on, Inc.	89,337
4,599	Stanley Works	174,164
3,487	Tupperware Corp.	60,465
3,165	Whirlpool Corp.	229,937

		6,553,460

Household Products 1.3%

30,109	Clorox Co.	1,462,093
48,741	Colgate-Palmolive Co.	2,439,487
163,760	Kimberly-Clark Corp.	9,676,578
124,067	Procter & Gamble Co.	12,391,812

		25,969,970

Industrial Conglomerates 4.6%

221,396	3M Co.	18,825,302
509,200	Companhia Vale do Rio Doce ADR (Brazil)(b)	29,788,200
1,157,800	General Electric Co.	35,868,644
419,180	Tyco International Ltd. (Bermuda)	11,108,270

		95,590,416

Insurance 3.5%

33,811	ACE Ltd.	1,400,452
41,461	AFLAC, Inc.	1,500,059
52,258	Allstate Corp.	2,248,139
10,643	Ambac Financial Group, Inc.	738,518
578,627	American International Group, Inc.(b)	38,351,397
14,160	Aon Corp.	338,990
37	Berkshire Hathaway, Inc. (Class A)(a)	3,117,250
14,869	Chubb Corp.	1,012,579
12,987	Hartford Financial Services Group, Inc.	766,623
245,800	Loews Corp.	12,154,810
89,919	Marsh & McLennan Companies, Inc.	4,306,221
85,207	MetLife, Inc.	2,868,920
15,702	Principal Financial Group, Inc.	519,265
9,872	Progressive Corp.	825,200
16,689	SAFECO Corp.	649,703
96,552	Travelers Property Casualty Corp. (Class B)	1,638,487

		72,436,613

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	13

Portfolio Of Investments

as of December 31, 2003 Cont’d

Shares	Description	Value (Note 1)

Internet & Catalog Retail 1.5%

206,820	eBay, Inc.(a)(b)	$13,358,504
519,551	InterActiveCorp(a)(b)	17,628,365

		30,986,869

Internet Software & Services 0.8%

382,427	Yahoo!, Inc.(a)	17,274,228

IT Consulting & Services 0.8%

9,799	Accenture Ltd. (Class A)(Bermuda)(a)	257,909
13,769	Affiliated Computer Services, Inc. (Class A)(a)	749,860
299,111	Electronic Data Systems Corp.	7,340,184
189,734	Paychex, Inc.	7,058,105
15,182	Unisys Corp.(a)	225,453

		15,631,511

Leisure Equipment & Products

22,483	Mattel, Inc.	433,247

Machinery 1.0%

15,517	Caterpillar, Inc.	1,288,221
33,934	Danaher Corp.	3,113,444
21,321	Deere & Co.	1,386,931
23,106	Dover Corp.	918,464
51,124	Eaton Corp.	5,520,370
18,355	Illinois Tool Works, Inc.	1,540,168
7,330	Ingersoll-Rand Co. (Class A) (Bermuda)	497,560
95,300	Navistar International Corp.(a)	4,563,917
28,450	PACCAR, Inc.	2,421,664

		21,250,739

Media 5.3%

322,769	Clear Channel Communications, Inc.	15,115,272
243,932	Comcast Corp. (Class A)(a)	8,018,045
235,860	Comcast Corp. (Special Class A)(a)	7,377,701
10,504	Gannett Co., Inc.	936,537
456,556	Hughes Electronics Corp.(a)	7,555,997
373,955	Liberty Media Corp. (Class A)(a)	4,446,325
7,274	McGraw-Hill Cos., Inc.	508,598
12,168	New York Times Co. (Class A)	581,509
130,400	News Corp. Ltd. ADR (Australia)	3,944,613
14,191	Omnicom Group, Inc.	1,239,300

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

203,603	Time Warner, Inc.(a)	$3,662,818
16,041	Tribune Co.	827,715
285,400	Univision Communications, Inc. (Class A)(a)(b)	11,327,526
940,467	Viacom, Inc. (Class B)	41,737,925
68,454	Walt Disney Co.	1,597,032

		108,876,913

Metals & Mining 4.5%

780,395	Alcoa, Inc.	29,655,010
628,100	Alumina Ltd. ADR (Australia)(b)	12,593,405
190,314	Barrick Gold Corp.	4,322,031
705,079	Freeport-McMoRan Copper & Gold, Inc. (Class B)(b)	29,704,978
341,893	Newmont Mining Corp.(b)	16,619,419

		92,894,843

Multi-line Retail 0.2%

9,877	Family Dollar Stores, Inc.	354,387
16,056	Federated Department Stores, Inc.	756,719
16,942	Kohl’s Corp.(a)	761,374
4,134	Sears, Roebuck & Co.	188,056
76,786	Target Corp.	2,948,582

		5,009,118

Multi-Utilities 0.1%

10,828	Constellation Energy Group, Inc.	424,024
47,106	Duke Energy Co.	963,318
28,227	PG&E Corp.(a)	783,864
10,396	PPL Corp.	454,825

		2,626,031

Oil & Gas 5.8%

161,810	Apache Corp.	13,122,791
17,584	Burlington Resources, Inc.	973,802
130,919	ChevronTexaco Corp.	11,310,092
30,633	ConocoPhillips	2,008,606
20,731	Devon Energy Corp.	1,187,057
669,870	Exxon Mobil Corp.(d)	27,464,670
168,100	Nexen, Inc. (Canada)	6,070,091
758,500	Suncor Energy, Inc.	19,076,224
410,600	Total SA ADR (France)	37,984,606
21,749	Unocal Corp.	801,016

		119,998,955

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	15

Portfolio Of Investments

as of December 31, 2003 Cont’d

Shares	Description	Value (Note 1)

Paper & Forest Products 0.6%

55,800	Bowater, Inc.	$2,584,098
184,046	International Paper Co.	7,934,223
48,300	Louisiana-Pacific Corp.(a)	863,604
13,861	MeadWestvaco Corp.	412,365
13,450	Weyerhaeuser Co.	860,800

		12,655,090

Personal Products 1.0%

185,600	Avon Products, Inc.	12,526,144
161,200	Estee Lauder Cos., Inc. (Class A)	6,328,712
23,908	Gillette Co.	878,141

		19,732,997

Pharmaceuticals 9.7%

80,207	Abbott Laboratories	3,737,646
130,300	Allergan, Inc.(b)	10,008,343
245,300	AstraZeneca PLC ADR (United Kingdom)(b)	11,867,614
20,759	Bristol-Myers Squibb Co.	593,707
446,600	Elan Corp. PLC ADR (Ireland)(a)	3,077,074
46,274	Eli Lilly & Co.	3,254,451
108,962	Forest Laboratories, Inc.(a)	6,733,852
53,300	GlaxoSmithKline PLC ADR (United Kingdom)	2,484,846
254,450	Johnson & Johnson	13,144,887
4,178	Medco Health Solutions, Inc.(a)	142,010
86,376	Merck & Co., Inc.	3,990,571
281,200	Novartis AG ADR (Switzerland)(b)	12,904,268
1,833,706	Pfizer, Inc.(d)	64,784,833
155,900	Roche Holding AG ADR (Switzerland)	15,725,508
433,900	Schering-Plough Corp.	7,545,521
389,200	Sepracor, Inc.(a)(b)	9,313,556
461,200	Teva Pharmaceutical Industries Ltd. ADR (Israel)(b)	26,154,652
10,797	Watson Pharmaceuticals, Inc.(a)	496,662
94,089	Wyeth	3,994,078

		199,954,079

Real Estate Investment Trust 0.1%

39,900	iStar Financial, Inc.	1,552,110

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

Road & Rail 0.4%

35,507	Burlington Northern, Inc.	$1,148,651
75,400	Canadian National Railway Co. (Canada)	4,771,312
21,224	Union Pacific Corp.	1,474,644

		7,394,607

Semiconductors & Semiconductor Equipment 5.7%

451,500	Altera Corp.(a)(b)	10,249,050
29,307	Analog Devices, Inc.	1,337,865
464,956	Applied Materials, Inc.(a)(b)	10,438,262
12,809	Fairchild Semiconductor International, Inc.(a)	319,841
223,100	Infineon Technologies AG ADR (Germany)(a)	3,058,701
1,713,822	Intel Corp.(b)	55,185,069
196,030	KLA-Tencor Corp.(a)(b)	11,501,080
7,148	Linear Technology Corp.	300,716
23,333	Maxim Integrated Products, Inc.	1,161,983
27,338	Micron Technology, Inc.(a)	368,243
123,800	STMicroelectronics NV (Switzerland)	3,343,838
670,848	Texas Instruments, Inc.	19,709,514
23,569	Xilinx, Inc.(a)	913,063

		117,887,225

Software 4.4%

293,215	BMC Software, Inc.(a)	5,468,460
127,666	Electronic Arts, Inc.(a)	6,099,882
23,708	Intuit, Inc.(a)	1,254,390
2,095,719	Microsoft Corp.(b)	57,716,101
18,894	Novell, Inc.(a)	198,765
599,496	Oracle Corp.(a)	7,913,347
24,912	PeopleSoft, Inc.(a)	567,994
139,300	SAP AG ADR (Germany)(b)	5,789,308
28,914	Siebel Systems, Inc.(a)	401,037
133,528	VERITAS Software Corp.(a)	4,961,900

		90,371,184

Specialty Retail 1.6%

29,677	Bed Bath & Beyond, Inc.(a)	1,286,498
273,498	Best Buy Co., Inc.	14,287,536
103,900	CarMax, Inc.(a)(b)	3,213,627
37,269	Gap, Inc.	865,013

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	17

Portfolio Of Investments

as of December 31, 2003 Cont’d

Shares	Description	Value (Note 1)

289,815	Home Depot, Inc.	$10,285,534
48,927	Lowe’s Cos., Inc.	2,710,067

		32,648,275

Textiles & Apparel

11,044	Nike, Inc. (Class B)	756,072

Tobacco 1.0%

383,717	Altria Group, Inc.	20,881,879

Wireless Telecommunication Services 1.1%

606,682	AT&T Wireless Services, Inc.(a)	4,847,389
56,639	Nextel Communications, Inc. (Class A)(a)	1,589,290
670,602	Vodafone Group PLC ADR (United Kingdom)(b)	16,791,874

		23,228,553
	Total long-term investments (cost $ 1,675,319,940)	2,005,650,851

SHORT-TERM INVESTMENT 15.4%

Mutual Fund 15.4%

	Dryden Core Investment Fund - Taxable Money Market Series
319,210,538	(cost $ 319,210,538; Note 3)(c)	319,210,538

	Total Investments 112.5% (cost $1,994,530,478; Note 5)	2,324,861,389
	Liabilities in excess of other assets (12.5%)	(257,775,578)

	Net Assets 100%	$2,067,085,811

(a)	Non-income producing security.
(b)	All or a portion of securities on loan, see Note 4.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Portion of securities segregated as collateral for financial futures contracts.
ADR	– American Depository Receipt.

See Notes to Financial Statements

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Statement of Asset and Liabilities

DECEMBER 31, 2003	ANNUAL REPORT

Strategic Partners Equity Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2003

Assets

Investments, at value including securities on loan of $242,547,301
(cost $1,994,530,478)	$2,324,861,389
Foreign currency, at value (cost $25,629)	26,248
Cash	72,233
Receivable for investments sold	15,698,681
Dividends and interest receivable	1,683,794
Receivable for Fund shares sold	417,306
Tax reclaim receivable	149,104
Prepaid expenses	68,040
Due from broker-variation margin	18,210

Total assets	2,342,995,005

Liabilities

Payable to broker for collateral for securities on loan (Note 4)	256,151,616
Payable for Fund shares reacquired	9,010,827
Payable for investments purchased	8,657,012
Management fee payable	806,953
Distribution fee payable	686,700
Accrued expenses	580,787
Deferred directors’ fees payable	15,299

Total liabilities	275,909,194

Net Assets	$2,067,085,811

Net assets were comprised of:
Common stock, at par	$1,465,542
Paid-in capital in excess of par	2,245,120,113

2,246,585,655
Undistributed net investment income	1,198,871
Accumulated net realized loss on investments and foreign currency transactions	(511,159,561)
Net unrealized appreciation on investments and foreign currencies	330,460,846

Net assets, December 31, 2003	$2,067,085,811

See Notes to Financial Statements

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Class A

Net asset value and redemption price per share ($1,468,775,947 ÷ 103,737,368 shares of common stock issued and outstanding)	$14.16
Maximum sales charge (5% of offering price)	0.75

Maximum offering price to public	$14.91

Class B

Net asset value, offering price and redemption price per share ($406,631,895 ÷ 29,227,644 shares of common stock issued and outstanding)	$13.91

Class C

Net asset value and redemption price per share ($42,547,803 ÷ 3,058,229 shares of common stock issued and outstanding)	$13.91
Sales charge (1% of offering price)	0.14

Offering price to public	$14.05

Class Z

Net asset value, offering price and redemption price per share ($149,130,166 ÷ 10,530,961 shares of common stock issued and outstanding)	$14.16

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	21

Statement of Operations

Year Ended December 31, 2003

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $412,950)	$27,313,926
Interest	165,942
Income from securities loaned, net	185,884

Total income	27,665,752

Expenses
Management fee	8,872,939
Distribution fee—Class A	3,185,171
Distribution fee—Class B	4,384,161
Distribution fee—Class C	393,841
Transfer agent’s fees and expenses	3,555,000
Reports to shareholders	736,000
Custodian’s fees and expenses	313,000
Registration fees	63,000
Legal fees and expenses	48,000
Audit fee	32,500
Directors’ fees	32,000
Miscellaneous	72,597

Total expenses	21,688,209

Net investment income	5,977,543

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies

Net realized gain (loss) on:
Investment transactions	(112,562,565)
Financial futures transactions	2,106,944
Foreign currency transactions	(46,776)
Options written	5,900

(110,496,497)

Net change in unrealized appreciation on:
Investments	623,372,202
Financial futures contracts	275,166
Foreign currencies	380

623,647,748

Net gain on investments and foreign currencies	513,151,251

Net Increase In Net Assets Resulting From Operations	$519,128,794

See Notes to Financial Statements

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Statement of Changes in Net Assets

	Year Ended December 31,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment income	$5,977,543	$3,986,149
Net realized gain (loss) on investments and foreign currency transactions	(110,496,497)	(330,203,372)
Net change in unrealized appreciation (depreciation) on investments
and foreign currencies	623,647,748	(302,772,991)

Net increase (decrease) in net assets resulting from operations	519,128,794	(628,990,214)

Dividends from net investment income (Note 1)
Class A	(5,575,039)	(1,563,351)
Class B	(92,602)	—
Class C	(11,802)	—
Class Z	(947,335)	(550,783)

	(6,626,778)	(2,114,134)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	97,434,468	169,938,529
Net asset value of shares issued in reinvestment of dividends	6,352,912	2,037,372
Cost of shares reacquired	(382,702,136)	(635,561,417)

Net decrease in net assets from Fund share transactions	(278,914,756)	(463,585,516)

Total increase (decrease)	233,587,260	(1,094,689,864)

Net Assets

Beginning of year	1,833,498,551	2,928,188,415

End of year(a)	$2,067,085,811	$1,833,498,551

(a) Includes undistributed net investment income of:	$1,198,871	$1,894,882

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	23

Notes to Financial Statements

Strategic Partners Equity Fund, Inc., formerly Prudential Equity Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a

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security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

Strategic Partners Equity Fund, Inc.	25

Notes to Financial Statements

Cont’d

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

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Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

The use of derivative transactions involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Strategic Partners Equity Fund, Inc.	27

Notes to Financial Statements

Cont’d

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises each subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”), GE Asset Management, Inc., (“GEAM”) and Salomon Brothers Asset Management, Inc. (“Salomon”). These subadvisors are responsible for the day-to-day management of each portion of the Fund they manage with Jennison managing approximately half of the assets and the other two subadvisors each managing approximately 25% of assets. In connection therewith, each subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, GEAM and Salomon, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2003, PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $200,800 and $17,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Strategic Partners Equity Fund, Inc.	29

Notes to Financial Statements

Cont’d

PIMS has advised the Fund that for the year ended December 31, 2003, it received approximately $544,600 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2003.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2003, the Fund incurred fees of approximately $2,713,700 for the services of PMFS. As of December 31, 2003, approximately $210,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $283,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $247,100 for the year ended December 31, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined

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their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2003, PSI and Wachovia earned $9,025 and $33,357, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

PSI was the securities lending agent for the Fund. Effective July 1, 2003, Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, became the Fund’s securities lending agent. For the year ended December 31, 2003, PSI and PIM have been compensated approximately $30,000 and $31,900, for these services, respectively.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the Fund earned income of approximately $269,500 and $185,900, respectively, from the Series by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2003 aggregated $944,205,275 and $1,239,267,470, respectively.

As of December 31, 2003, the Fund had securities on loan with an aggregate market value of $242,547,301. The Fund received $256,151,616 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions for options written during the year ended December 31, 2003 were as follows:

	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	590	5,900
Options expired	(590)	(5,900)

Balance as of December 31, 2003	—	$—

Strategic Partners Equity Fund, Inc.	31

Notes to Financial Statements

Cont’d

During the year ended December 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2003, are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
	Long Positions:
24	S&P 500	Mar 2004	$6,534,309	$6,663,600	$129,291

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2003, the adjustments were to increase accumulated net realized gain by $46,776 and decrease net investment income by $46,776 due to foreign currency reclassification. Net investment income, net realized gains and net assets were not affected by this change.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2003, of approximately $467,402,100 of which $5,750,100 expires in 2009, $324,813,700 expires in 2010 and $136,838,300 expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carry-forwards. The Fund elects to treat post-October currency losses of approximately $400 as having been incurred in the following fiscal year.

For the years ended December 31, 2003 and December 31, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $6,626,778 and $2,114,134, respectively, was ordinary income.

At December 31, 2003, the accumulated undistributed earnings on tax basis was $1,199,262 of ordinary income. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$2,038,158,627	$350,882,682	$64,179,920	$286,702,762

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales. The adjusted net unrealized appreciation on a tax basis was $286,703,406, which included other tax basis adjustments of $644 that were primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances Class A shares may not be subject to a front-end sales charge but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2003:
Shares sold	4,376,518	$51,673,023
Shares Issued in reinvestment of dividends	442,368	5,310,662
Shares reacquired	(21,343,989)	(256,385,189)

Net increase (decrease) in shares outstanding before conversion	(16,525,103)	(199,401,504)
Shares issued upon conversion from Class B	12,012,042	145,275,053

Net increase (decrease) in shares outstanding	(4,513,061)	$(54,126,451)

Year ended December 31, 2002:
Shares sold	7,327,260	$91,096,995
Shares issued in reinvestment of distributions	130,285	1,490,461
Shares reacquired	(30,999,590)	(378,829,974)

Net increase (decrease) in shares outstanding before conversion	(23,542,045)	(286,242,518)
Shares issued upon conversion from Class B	11,063,693	133,749,286

Net increase (decrease) in shares outstanding	(12,478,352)	$(152,493,232)

Strategic Partners Equity Fund, Inc.	33

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2003:
Shares sold	2,020,248	$23,528,506
Shares Issued in reinvestment of dividends	7,921	89,979
Shares reacquired	(6,629,781)	(76,294,595)

Net increase (decrease) in shares outstanding before conversion	(4,601,612)	(52,676,110)
Shares reacquired upon conversion into Class A	(12,200,556)	(145,275,053)

Net increase (decrease) in shares outstanding	(16,802,168)	$(197,951,163)

Year ended December 31, 2002:
Shares sold	3,364,387	$41,823,415
Shares reacquired	(15,390,505)	(181,931,673)

Net increase (decrease) in shares outstanding before conversion	(12,026,118)	(140,108,258)
Shares reacquired upon conversion into Class A	(11,198,222)	(133,749,286)

Net increase (decrease) in shares outstanding	(23,224,340)	$(273,857,544)

Class C
Year ended December 31, 2003:
Shares sold	489,661	$5,766,549
Shares Issued in reinvestment of dividends	1,012	11,496
Shares reacquired	(1,081,798)	(12,698,310)

Net increase (decrease) in shares outstanding	(591,125)	$(6,920,265)

Year ended December 31, 2002:
Shares sold	942,630	$10,960,693
Shares reacquired	(1,718,166)	(20,360,745)

Net increase (decrease) in shares outstanding	(775,536)	$(9,400,052)

Class Z
Year ended December 31, 2003:
Shares sold	1,393,630	$16,466,390
Shares Issued in reinvestment of dividends	77,242	940,775
Shares reacquired	(3,095,448)	(37,324,042)

Net increase (decrease) in shares outstanding	(1,624,576)	$(19,916,877)

Year ended December 31, 2002:
Shares sold	2,086,771	$26,057,426
Shares issued in reinvestment of distributions	47,807	546,911
Shares reacquired	(4,397,217)	(54,439,025)

Net increase (decrease) in shares outstanding	(2,262,639)	$(27,834,688)

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Financial Highlights

DECEMBER 31, 2003	ANNUAL REPORT

Strategic Partners Equity Fund, Inc.

Financial Highlights

Class A

Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net asset value, beginning of year	$10.82

Income from investment operations
Net investment income	.06
Net realized and unrealized gain (loss) on investments and foreign currencies	3.33

Total from investment operations	3.39

Less distributions
Dividends from net investment income	(.05)
Distributions from net realized capital gains	—

Total distributions	(.05)

Net asset value, end of year	$14.16

Total Return(a):	31.45%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,468,776
Average net assets (000)	$1,274,069
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees (c)	.98%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	.48%
For Class A, B, C and Z shares:
Portfolio turnover	51%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements

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Class A

Year Ended December 31,

2002(b)	2001	2000	1999

$14.06	$16.99	$19.29	$19.76

.05	.05	.20	.26
(3.28)	(1.99)	.55	2.15

(3.23)	(1.94)	.75	2.41

(.01)	(.02)	(.22)	(.27)
—	(.97)	(2.83)	(2.61)

(.01)	(.99)	(3.05)	(2.88)

$10.82	$14.06	$16.99	$19.29

(22.95)%	(12.14)%	4.73%	12.50%

$1,171,741	$1,697,621	$2,028,525	$2,240,250
$1,405,215	$1,822,036	$1,983,138	$2,217,410

.95%	.93%	.87%	.86%
.70%	.68%	.62%	.61%
.40%	.34%	1.01%	1.25%

49%	155%	63%	9%

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	37

Financial Highlights

Cont’d

Class B

Year Ended
December 31, 2003(b)

Per Share Operating Performance:
Net asset value, beginning of year	$10.67

Income from investment operations
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.27

Total from investment operations	3.24

Less distributions
Dividends from net investment income	— (c)
Distributions from net realized capital gains	—

Total distributions	—

Net asset value, end of year	$13.91

Total Return(a):	30.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$406,632
Average net assets (000)	$438,416
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.73%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income (loss)	(.25)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements

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Class B

Year Ended December 31,

2002(b)	2001	2000	1999

$13.95	$16.97	$19.26	$19.73

(.04)	(.07)	.11	.13
(3.24)	(1.98)	.50	2.12

(3.28)	(2.05)	.61	2.25

—	—	(.07)	(.11)
—	(.97)	(2.83)	(2.61)

—	(.97)	(2.90)	(2.72)

$10.67	$13.95	$16.97	$19.26

(23.51)%	(12.80)%	3.93%	11.69%

$491,226	$966,066	$1,479,532	$2,351,200
$736,091	$1,182,447	$1,785,239	$2,666,269

1.70%	1.68%	1.62%	1.61%
.70%	.68%	.62%	.61%
(.35)%	(.40)%	.26%	.49%

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	39

Financial Highlights

Cont’d

Class C

Year Ended
December 31, 2003(b)

Per Share Operating Performance:
Net asset value, beginning of year	$10.67

Income from investment operations
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.27

Total from investment operations	3.24

Less distributions
Dividends from net investment income	— (c)
Distributions from net realized capital gains	—

Total distributions	—

Net asset value, end of year	$13.91

Total Return(a):	30.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$42,548
Average net assets (000)	$39,384
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.73%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income (loss)	(.26)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements

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Class C

Year Ended December 31,

2002(b)	2001	2000	1999

$13.95	$16.97	$19.26	$19.73

(.04)	(.06)	.04	.10
(3.24)	(1.99)	.57	2.15

(3.28)	(2.05)	.61	2.25

—	—	(.07)	(.11)
—	(.97)	(2.83)	(2.61)

—	(.97)	(2.90)	(2.72)

$10.67	$13.95	$16.97	$19.26

(23.51)%	(12.80)%	3.93%	11.69%

$38,943	$61,722	$67,237	$82,737
$49,304	$64,197	$67,999	$86,078

1.70%	1.68%	1.62%	1.61%
.70%	.68%	.62%	.61%
(.34)%	(.40)%	.26%	.50%

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	41

Financial Highlights

Cont’d

Class Z

Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net asset value, beginning of year	$10.83

Income from investment operations
Net investment income	.09
Net realized and unrealized gain (loss) on investments and foreign currencies	3.32

Total from investment operations	3.41

Less distributions
Dividends from net investment income	(.08)
Distributions from net realized capital gains	—

Total distributions	(.08)

Net asset value, end of year	$14.16

Total Return(a):	31.64%
Ratios/Supplemental Data:
Net assets, end of year (000)	$149,130
Average net assets (000)	$136,562
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.73%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	.74%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements

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Class Z

Year Ended December 31,

2002(b)	2001	2000	1999

$14.06	$16.99	$19.30	$19.76

.08	.09	.25	.31
(3.27)	(2.00)	.54	2.16

(3.19)	(1.91)	.79	2.47

(.04)	(.05)	(.27)	(.32)
—	(.97)	(2.83)	(2.61)

(.04)	(1.02)	(3.10)	(2.93)

$10.83	$14.06	$16.99	$19.30

(22.67)%	(11.93)%	4.95%	12.81%

$131,589	$202,779	$255,250	$304,906
$165,724	$225,442	$269,633	$302,528

.70%	.68%	.62%	.61%
.70%	.68%	.62%	.61%
.65%	.60%	1.26%	1.50%

See Notes to Financial Statements

Strategic Partners Equity Fund, Inc.	43

Report of Independent Auditors

To the Board of Directors and Shareholders of

Strategic Partners Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Equity Fund, Inc., formerly Prudential Equity Fund, Inc. (the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2003) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 2003.

During 2003, the Fund paid to the ordinary income dividends of $0.0533 per Class A share, $0.0023 per Class B share, $0.0035 per Class C share and $0.0835 per Class Z share. Further, we wish to advise you that 100% of the ordinary income dividends paid in 2003 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate the maximum amount of dividends, qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Strategic Partners Equity Fund, Inc.	45

Supplemental Proxy Information

(Unaudited)

A meeting of the Fund’s shareholders was held on July 17, 2003. The meeting was held for the following purpose:

1.	To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn*
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	86,152,368	—	1,432,865	—
Robert E. La Blanc	86,124,474	—	1,460,759	—
Robert F. Gunia	86,185,760	—	1,399,473	—
Douglas H. McCorkindale	86,183,249	—	1,401,984	—
Stephen P. Munn*	86,210,476	—	1,374,757	—
Richard A. Redeker	86,193,730	—	1,391,503	—
Judy A. Rice	86,196,795	—	1,388,438	—
Robin B. Smith	86,148,049	—	1,437,184	—
Stephen Stoneburn	86,199,753	—	1,385,480	—
Clay T. Whitehead	86,190,017	—	1,395,216	—

*Mr.	Munn ceased being a director effective November 30, 2003.

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19933 Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Strategic Partners Equity Fund, Inc.	47

Robin B. Smith (64), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

48	Visit our website at www.strategicpartners.com

Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Jennison Associates LLC or Jennison, GE Asset Management, Incorporated or GEAM and Salomon Brothers Asset Management Inc. or SaBAm) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Strategic Partners Equity Fund, Inc.	49

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	24.88%	–0.08%	7.83%	9.89%

Class B	25.39	0.05	7.58	12.50

Class C	28.11	–0.01	N/A	7.77

Class Z	31.64	1.20	N/A	6.42

Average Annual Total Returns (Without Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	31.45%	0.95%	8.39%	10.30%

Class B	30.39	0.19	7.58	12.50

Class C	30.41	0.19	N/A	7.88

Class Z	31.64	1.20	N/A	6.42

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Strategic Partners Equity Fund, Inc. (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through December 31, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	GE Asset Management, Inc.	3003 Summer Street Stamford, CT 06904

	Salomon Brothers Asset Management, Inc.	388 Greenwich Street New York, NY 10013

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Strategic Partners Equity Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	86276T102	86276T201	86276T300	86276T409

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Equity Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	86276T102	86276T201	86276T300	86276T409

MFSP1O1E IFS-AO88197

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $32,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item  5 – Reserved

Item  6 – Reserved

Item  7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required             in this filing

Item  8 – Reserved

Item  9 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Equity Fund, Inc.

By (Signature and Title)*	/s/ Marguerite E. H. Morrison

Marguerite E. H. Morrison Assistant Secretary

Date	February 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice President and Principal Executive Officer

Date	February 9, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date	February 9, 2004

*	Print the name and title of each signing officer under his or her signature.